Retirement Benefit Arrangements	12 Months Ended
Dec. 31, 2022
Retirement Benefits [Abstract]
Retirement Benefit Arrangements	Retirement Benefit Arrangements
For employee retirement benefits, the Company maintains certain defined contribution plans and other active and frozen defined benefit plans.
Defined Contribution Plans
Contributions are made by the Company, and in some locations, these contributions are supplemented by the local plan participants. Contributions are based on a percentage of the participant’s base salary depending upon competitive local market practice and vesting provisions meeting legal compliance standards and market trends. The accumulated benefits for the majority of these plans vest immediately or over a period of up to four years. As required by law, certain retirement plans also provide for death and disability benefits and lump sum indemnities to employees upon retirement.
The Company incurred expenses for these defined contribution arrangements of $13 million for the years ended December 31, 2022, 2021 and 2020, respectively, included within Other expenses in the Company's Consolidated Statements of Operations.
Active Defined Benefit Plan
The majority of the defined benefit obligation at December 31, 2022 relates to a hybrid plan accounted for as a defined benefit plan under U.S. GAAP for the Company’s Zurich office employees (the Zurich Plan).
At December 31, 2022 and 2021, the funded status of the Zurich Plan was as follows (in thousands of U.S. dollars):

	2022	2021
Underfunded pension obligation at beginning of year	$32,636	$62,050
Change in pension obligation
Service cost	$8,746	$11,811
Interest cost	373	228
Plan participants’ contributions	3,792	4,048
Actuarial gain	(37,992)	(24,211)
Benefits paid	(4,576)	(1,651)
Foreign currency adjustments	(3,736)	(8,735)
Settlements	—	(20,682)
Change in pension obligation	$(33,393)	$(39,192)
Change in fair value of plan assets
Actual return on plan assets	$(14,936)	$6,847
Employer contributions	7,658	8,035
Plan participants’ contributions	3,792	4,048
Benefits paid	(4,576)	(1,651)
Foreign currency adjustments	(2,233)	(6,375)
Settlements	—	(20,682)
Change in fair value of plan assets	$(10,295)	$(9,778)
Underfunded pension obligation at end of year	$9,538	$32,636
Additional information:
Projected benefit obligation at end of year (1)	$169,527	$202,920
Fair value of plan assets at end of year	$159,989	$170,284
Underfunded pension obligation at end of year	$9,538	$32,636
Accumulated pension obligation at end of year (2)	$167,560	$194,730

(1)Represents the actuarial present value of all benefits attributed to employee service rendered to December 31, measured using assumptions as to future compensation levels
(2)Represents the actuarial present value of benefits (whether vested or non-vested) attributed to employee service rendered and compensation to December 31, with no assumption about future compensation levels
At December 31, 2022 and 2021, the underfunded pension obligation of $10 million and $33 million, respectively, was included in Accounts payable, accrued expenses and other in the Consolidated Balance Sheets. The amounts included in Accumulated other comprehensive loss at December 31, 2022 and 2021 were cumulative gains of $6 million (net of $1 million of taxes) and cumulative losses of $7 million (net of $2 million of taxes), respectively.
The net periodic benefit cost reported in Other expenses in the Consolidated Statements of Operations for the years ended December 31, 2022, 2021 and 2020 was $1 million, $8 million and $5 million, respectively.
The projected benefit obligation decreased by $33 million during 2022, driven by an update of actuarial assumptions primarily to reflect an increase in discount rates during the year. This was offset by decreases to the fair value of plan assets of $10 million, due primarily to the actual return on plan assets during the year, partially offset by $8 million in employer contributions. In 2021, the decrease in the projected benefit obligation was driven primarily by an update of actuarial demographic assumptions to reflect recently released actuarial tables, a decrease in members and $21 million of settlements during the year. This was offset by decreases to the fair value of plan assets of $10 million, due primarily to $21 million of settlements during the year, partially offset by $8 million in employer contributions and the actual return on plan assets.
The investment strategy for the plan is to achieve a consistent long-term return, which will provide sufficient funding for future pension obligations while limiting risk. The expected long-term rate of return on plan assets is based on the expected asset allocation and assumptions concerning long-term interest rates, inflation rates and risk premiums for equities above the risk-free rates of return. These assumptions take into consideration historical long-term rates of return for the relevant asset categories. The investment strategy is reviewed regularly.
The Zurich Plan is a partially insured scheme participating in a single investment pool under the pension provider. As at December 31, 2022 and 2021, the coverage ratio was 101% and 115%, respectively, based on the performance of the assets. The fair value of the Zurich Plan’s assets, comprised of an investment pool of funds and including cash, at December 31, 2022 and 2021 was $160 million and $170 million, respectively. The partially insured funds comprise the accumulated pension plan contributions and investment returns thereon. These funds meet the definition of Level 2 inputs of the fair value hierarchy as defined in Note 3(a). The actual return on plan assets for the year ended December 31, 2022 was a loss of $15 million and gains of $7 million and $3 million for the years ended December 31, 2021 and 2020, respectively.
The assumptions used to determine the Zurich Plan’s pension obligation and net periodic benefit cost for the years ended December 31, 2022, 2021 and 2020 were as follows:

	2022		2021		2020
	Pension obligation	Net periodic benefit cost	Pension obligation	Net periodic benefit cost	Pension obligation	Net periodic benefit cost
Discount rate	2.20%	0.20%	0.20%	0.10%	0.10%	0.25%
Interest crediting rate	2.20%	1.00%	1.00%	1.00%	1.00%	1.00%
Expected long-term return on plan assets	—	4.25%	—	3.50%	—	3.50%
Rate of compensation increase	2.25%	2.00%	2.00%	2.00%	2.00%	2.00%
At December 31, 2022, estimated employer contributions to be paid in 2023 related to the Zurich Plan were $8 million and future benefit payments were estimated to be paid as follows (in thousands of U.S. dollars):

Year	Amount
2023	$11,377
2024	$9,696
2025	$10,739
2026	$12,454
2027	$11,111
2028 to 2032	$52,119